AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 1 to Registration Rights Agreement (the "Amendment") is made and entered into as of the ____ day of November, 2000, by and Telscape International, a Texas corporation (the "Company"), and the Purchasers (as such term is defined in that certain Registration Rights Agreement, dated as of January 24, 2000, by and between the Company and the Purchasers (the "Registration Rights Agreement").

     WHEREAS, the Company and the Purchasers entered into the Registration Rights Agreement; and

     WHEREAS, the Company and the Purchasers wish to amend the terms of the Registration Rights Agreement as described herein;

     NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Company and the Purchasers hereby agree as follows:

     1. Unless otherwise defined, all capitalized terms used herein shall have the meaning ascribed to them in the Registration Rights Agreement. All references to Section herein shall be to Sections of the Registration Rights Agreement.

     2. The first sentence of Section 2.1(a) shall be amended read in its entirety as follows:

     (a) Subject to the provisions set forth in Article 7, the Company shall file, on or before the date that is 90 days following the first issuance of the Company's Class G Senior Preferred Stock, par value $0.001 per share, with the Commission a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1as of the date first above written.


                         TELCAPE  INTERNATIONAL,  INC.


                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


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                         PURCHASERS:



                         __________________________________
                         S.  Marcus  Finkle


                         __________________________________
                         Richard  Jelinek


                         __________________________________
                         Charles  Schaller


                         __________________________________
                         William  Loflin


                         __________________________________
                         Uzi  Zucker


                         __________________________________
                         Dwight  Lowell


                         __________________________________
                         Jim  Chaffin


                         __________________________________
                         Robert  S.  Price


                         __________________________________
                         Selig  Zises


                         Emicar,  LLC

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


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                         Sound  Capital  Partners,  LLC

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         __________________________________
                         Fahad  Al  Athel


                         __________________________________
                         Vee  Bundy


                         GOLDMAN  SACHS  &  CO.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         __________________________________
                         Mark  B.  Cohen


                         __________________________________
                         Steve  Hirsch


                         __________________________________
                         Jay  Teitelbaum


                         __________________________________
                         James  L.  Hochfelder


                         __________________________________
                         Arthur  Ashe


                         __________________________________
                         Adnan  S.  Nahas


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                         PETROCELLI  INDUSTRIES,  INC.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         BIRDIE  CAPITAL  CORP.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         NEEDHAM  CAPITAL  MANAGEMENT,  INC.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         BRAEFORD  ENTERPRISES

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         ANNISTON  CAPITAL,  INC.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         GIBRALT  CAPITAL

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         SKELDA  LIMITED

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


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                         OGER  PENSAT  HOLDINGS  LTD.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         FERMOR  INVESTMENTS  LTD.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         CAHILL,  WARHOCK  STRATEGIC
                         PARTNERS  FUND,  L.P.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


                         STRATEGIC  ASSOCIATES,  L.P.

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________